PIMCO FUNDS: PACIFIC INVESTMENT MANAGEMENT SERIES

Supplement Dated April 16, 2004 to the Currently Effective

Prospectuses for all Publicly Offered Funds

The following disclosure supersedes any contrary disclosure currently appearing in the prospectus.

Disclosure Relating to All Funds

Effective June 15, 2004, a redemption fee will be imposed on exchanges and redemptions of shares of the publicly offered Funds, except the Money Market Fund, acquired on or after June 15, 2004.

The Trust discourages excessive trading made in response to short-term fluctuations in the price of Fund shares, as well as other abusive trading practices that, in the judgment of PIMCO, may disrupt portfolio management strategies and harm longer-term shareholders. The Trust attempts to deter such trading practices by placing certain restrictions on purchase and exchange transactions, as described in the prospectus, and by reserving the right to refuse any purchase or exchange transaction if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. In addition, several Funds of the Trust currently impose redemption fees on exchanges or redemptions of shares effected within a certain number of days after their acquisition (“Redemption Fees”).

In an attempt to further deter abusive trading, and to enable each of the Funds to offset the potential trading and other costs, including any foreign currency expenses, associated with short-term transactions in and out of the Funds, the Trust is implementing Redemption Fees on each of its publicly offered Funds (except the Money Market Fund). As described below, these Redemption Fees will be imposed upon exchanges or redemptions of shares of a Fund effected within a certain time period after acquisition. The imposition of Redemption Fees does not affect the right of the Trust to combat abusive trading practices through other means. The Trust continues to reserve the right to refuse purchase or exchange transactions, whether or not the latter are subject to Redemption Fees.

For each Fund, the Redemption Fees and related conditions described below will apply to redemptions and exchanges of shares acquired on or after June 15, 2004. Shares acquired before that date will continue to be subject to the terms and conditions on redemptions and exchanges, as described in the relevant prospectuses, in effect prior to this supplement. All shares of all funds whenever acquired will continue to be subject to the Funds’ policies restricting the frequency of exchange transactions.

Redemption Fees. Effective with respect to shares acquired on or after June 15, 2004, shareholders of each Fund listed below will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed or exchanged (based on the total redemption proceeds after any applicable deferred sales charges) within a certain number of days after their acquisition (by purchase or exchange). The following table indicates the applicable holding period for each Fund. Shares redeemed or exchanged before the expiration of the holding period will be subject to the Redemption Fee. Once effective, this new schedule of Redemption Fees will supersede any Redemption Fee that may be imposed currently on a Fund, except with respect to shares acquired prior to June 15, 2004.

Fund	Holding Period[1]

GNMA, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Real Return, Real Return II,

Short Duration Municipal Bond, Short-Term, Total Return, Total Return II, Total Return III and Total Return Mortgage Funds

7 days

All Asset, All Asset All Authority, California Intermediate Municipal Bond, California Municipal Bond,

CommodityRealReturn Strategy,[2] Convertible, Diversified Income, Emerging Markets Bond, European Convertible,

Foreign Bond,[3] Global Bond,[4] Global Bond II,[5] High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government,

Municipal Bond, New York Municipal Bond, Real Return Asset, RealEstateRealReturn Strategy, StocksPLUS,

StocksPLUS Municipal-Backed, StocksPLUS TR Short Strategy and StocksPLUS Total Return Funds

30 days

European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, International StocksPLUS TR Strategy and Japanese StocksPLUS TR Strategy Funds	60 days

[1]	With respect to any acquisition of shares, the holding period commences on the day of acquisition. A new holding period begins with each acquisition of shares through a purchase or exchange.
[2]	The 0.25% Redemption Fee imposed on redemption or exchange orders in the CommodityRealReturn Strategy Fund for orders received directly by the Trust after 1:00 p.m. Eastern time will be superseded by the new 2% Redemption Fee on shares redeemed or exchanged within 30 days of their acquisition.
[3]	Effective May 1, 2004, the Foreign Bond Fund is renamed the Foreign Bond Fund (U.S. Dollar-Hedged).
[4]	Effective May 1, 2004, the Global Bond Fund is renamed the Global Bond Fund (Unhedged).
[5]	Effective May 1, 2004, the Global Bond Fund II is renamed the Global Bond Fund (U.S. Dollar-Hedged).

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted automatically from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems. Redemption Fees are not sales loads or contingent deferred sales charges.

Limitations on the Assessment of Redemption Fees. The Funds may not be able to impose the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through certain financial intermediaries (for example, through broker-dealer omnibus accounts or certain retirement plan accounts) that have not agreed to assess and collect the Redemption Fee from such shareholders, or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due in part to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the Funds.

Waivers of Redemption Fees. In the following situations, the Funds have elected not to impose the Redemption Fee:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions and exchanges by other mutual funds in the PIMCO family of funds; and
•	otherwise as the Trust may determine in its sole discretion.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Disclosure Relating to the Foreign Bond, Global Bond, Global Bond II, All Asset and

All Asset All Authority Funds

Effective on May 1, 2004, the Foreign Bond Fund, Global Bond Fund and Global Bond II Fund will change their names as indicated in the table below. The purpose of the name changes is to more clearly denote each Fund’s currency strategy. The name changes will not affect the Funds’ current NASDAQ ticker symbols. This change also applies to all references to each Fund contained in the Descriptions of the Underlying Funds and the Annual Underlying Fund Expenses tables applicable to the All Asset and All Asset All Authority Funds.

Additionally, in connection with the name change, the Foreign Bond Fund (U.S. Dollar-Hedged) and Global Bond Fund (U.S. Dollar-Hedged) will increase their minimum hedging threshold from 75% to 80%.

Current Name	New Name

Foreign Bond Fund	Foreign Bond Fund (U.S. Dollar-Hedged)

Global Bond Fund	Global Bond Fund (Unhedged)

Global Bond Fund II	Global Bond Fund (U.S. Dollar-Hedged)

Disclosure Relating to the High Yield, All Asset and All Asset All Authority Funds

Effective June 15, 2004, certain of the High Yield Fund’s investment guidelines will change. The changes are intended to (1) enable the Fund to take advantage of the lower-quality sector of the high yield market, (2) remove the Fund’s limitation on investments in derivatives, and (3) enable the Fund to participate in non-U.S. high yield markets involving non-euro denominated securities.

Accordingly, all references to the High Yield Fund’s credit quality, investments in derivatives and investments in non-U.S. dollar denominated securities, including references contained in the Summary Information table and the High Yield Fund’s principal investments and strategies summary, as well as references contained in the table of the Underlying Funds applicable to the All Asset and All Asset All Authority Funds, are amended as follows:

	Former Guideline	New Guideline

Quality Guideline	B to Aaa; Min. 80% below Baa	Caa to Aaa; Min. 80% below Baa subject to Max. 5% Caa

Investments in Derivatives	Max. 25%	Max. 100%

Investments in Non-U.S. Dollar Denominated Securities	Max. 15% in euro-denominated securities	Max. 20%

The High Yield Fund normally will hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The effect of the change to the High Yield Fund’s quality guideline is that the Fund will be permitted to invest in securities with lower-quality credit ratings. Investments in such securities will typically entail greater price volatility and principal and income risk, and may be less liquid than higher rated securities. Please refer to the Fund’s Statement of Additional Information for more information on the credit risk of securities with lower-quality credit ratings, the risks associated with derivative instruments, and the risk of investments in non-U.S. dollar denominated securities.

Disclosure Relating to the CommodityRealReturn Strategy, Convertible, Diversified Income, European StocksPLUS TR Strategy,

Far East (ex-Japan) StocksPLUS TR Strategy International StocksPLUS TR Strategy, Investment Grade Corporate Bond,

Japanese StocksPLUS TR Strategy, Low Duration, Low Duration III, Moderate Duration, Real Return, RealEstateRealReturn

Strategy, Short-Term, StocksPLUS, StocksPLUS Total Return, StocksPLUS TR Short Strategy, Total Return and Total

Return III Funds

Effective June 15, 2004, the above-captioned Funds’ guidelines for investments in non-U.S. dollar denominated securities will change as follows:

Fund	Current Guideline for Investments in Non-U.S. Dollar Denominated Securities*	New Guideline for Investments in Non-U.S. Denominated Securities*

CommodityRealReturn Strategy	20%	30%

Convertible	20%	30%

Diversified Income	20%	30%

European StocksPLUS TR Strategy	25%	30%

Far East (ex-Japan) StocksPLUS TR Strategy	25%	30%

International StocksPLUS TR Strategy	25%	30%

Investment Grade Corporate Bond	20%	30%

Japanese StocksPLUS TR Strategy	25%	30%

Low Duration	20%	30%

Low Duration III	20%	30%

Moderate Duration	20%	30%

Real Return	20%	30%

RealEstateRealReturn Strategy	20%	30%

Short-Term	5%	10%

StocksPLUS	20%	30%

StocksPLUS Total Return	20%	30%

StocksPLUS TR Short Strategy	20%	30%

Total Return	20%	30%

Total Return III	20%	30%

*As a percent of each Fund’s total assets.

The effect of the change to each Fund’s guideline for investments in non-U.S. dollar denominated securities is to allow each Fund to invest a higher percentage of its total assets in the securities of foreign issuers. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities, including differences in accounting, auditing and financial reporting standards; adverse changes in investment or exchange control regulations; and political instability. Foreign currency exchange rates may fluctuate significantly over short periods of time and can also be affected by political developments. Please refer to the section “Characteristics and Risks of Securities and Investment Techniques” in the prospectus for more information about investments in foreign (non-U.S.) securities and currencies.

Disclosure Relating to the European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, International StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, RealEstateRealReturn Strategy, StocksPLUS Municipal-

Backed and StocksPLUS TR Short Strategy Funds

Effective immediately, Jeffrey Ludwig is no longer a co-manager of the European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, International StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, RealEstateRealReturn Strategy, StocksPLUS Municipal-Backed and StocksPLUS TR Short Strategy Funds. Accordingly, references to Jeffrey Ludwig are removed from the Individual Portfolio Managers table in the prospectuses containing the affected Funds. With respect to each affected Fund, the remaining portfolio manager will continue to serve as the primary portfolio manager for the Fund.

Investors Should Retain This Supplement For Future Reference